                                                                    EXHIBIT 10.4


                             NORTEL NETWORKS LIMITED

                                   as Borrower



                                      -and-



                           NORTEL NETWORKS CORPORATION

                                    as Lender


           ----------------------------------------------------------
                                 LOAN AGREEMENT

                                 AUGUST 15, 2001
           ----------------------------------------------------------

                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS.............................................................................................1

   Section 1.1 Defined Terms......................................................................................1

ARTICLE 2 THE LOAN................................................................................................3

   Section 2.1 Principal Amount...................................................................................3

ARTICLE 3 INTEREST................................................................................................3

   Section 3.1 Interest...........................................................................................3
   Section 3.2 Additional Interest................................................................................3
   Section 3.3 Computation of Interest............................................................................4

ARTICLE 4 REPAYMENT...............................................................................................4

   Section 4.1 Repayment..........................................................................................4
   Section 4.2 Prepayment.........................................................................................4

ARTICLE 5 CALL ON LOAN............................................................................................4

   Section 5.1 Change of Control or Change in Law.................................................................4
   Section 5.2 Other..............................................................................................5
   Section 5.3 Application of Repayment...........................................................................5

ARTICLE 6 CONVERSION..............................................................................................5

   Section 6.1 Right to Convert...................................................................................5
   Section 6.2 Conversion Procedure...............................................................................5
   Section 6.3 Adjustment of Conversion Price.....................................................................6

ARTICLE 7 COVENANTS...............................................................................................7

   Section 7.1 Registration.......................................................................................7

ARTICLE 8 DEFAULT.................................................................................................8

   Section 8.1 Events of Default..................................................................................8

ARTICLE 9 LENDER'S RECORDS........................................................................................9

   Section 9.1 Conversions and Prepayments........................................................................9
   Section 9.2 Outstanding Balance................................................................................9
   Section 9.3 Provision of Records...............................................................................9

ARTICLE 10 GENERAL PROVISIONS.....................................................................................9

   Section 10.1 Payments..........................................................................................9
   Section 10.2 Successors and Assigns............................................................................9
   Section 10.3 Waiver............................................................................................9
   Section 10.4 Notices..........................................................................................10
   Section 10.5 Further Assurances...............................................................................10
   Section 10.6 Headings.........................................................................................11
   Section 10.7 Governing Law....................................................................................11
   Section 10.8 Severability.....................................................................................11
   Section 10.9 Judgment Currency................................................................................11

                                    SCHEDULES

Calculation of Conversion Price                                     Schedule A
Prepayment Premium                                                  Schedule B
Prepayments and Conversions of Principal                            Schedule C

                                 LOAN AGREEMENT

       Loan Agreement dated as of August 15, 2001 made between Nortel Networks Limited, as borrower and Nortel Networks Corporation, as lender.

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

"ADDITIONAL AMOUNTS" has the meaning specified in the Indenture;

"ADDITIONAL INTEREST" has the meaning specified in Section 3.2;

"ADDITIONAL INTEREST PAYMENT DATE" means: (i) March 1st and September 1st of each year during the Term (commencing on March 1, 2002); (ii) the date of any prepayment by the Borrower on account of the Principal Amount outstanding prior to the Maturity Date (including repayments at the request of the Lender); and
(iii) the Maturity Date;

"AGREEMENT" means this loan agreement between the parties hereto, including the schedules referred to herein and attached hereto, as the same may be amended or supplemented in writing from time to time;

"BANKING DAY" means any day other than a Saturday or a Sunday on which banks in Canada are open for business;

"BORROWER" means Nortel Networks Limited, a Canadian corporation;

"CHANGE IN LAW" means a change or amendment in the laws or treaties (including any regulations or rulings promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein) or any change in or new or different position regarding the application, interpretation and administration of such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction), which change is announced or becomes effective on or after August 9, 2001;

"CHANGE OF CONTROL" has the meaning specified in the Indenture;

"CLOSING DATE" means August 15, 2001;

"COMMON SHARES" means fully paid and non-assessable common shares in the capital of the Borrower;

"CONVERSION DATE" has the meaning specified in Section 6.2;

"CONVERSION PRICE" means US$21.66 as per the calculation set out in Schedule A, subject only to adjustment in accordance with Section 6.3;

"GUARANTEE" means the full and unconditional guarantee of the payment obligations of the Lender in respect of the Notes given by the Borrower under the Indenture;

"INDENTURE" means the indenture relating to the Notes, the Guarantee and the common shares of the Lender issuable on conversion of the Notes, dated August 15, 2001 among the Borrower, as guarantor, the Lender, as issuer, and Bankers Trust Company, as trustee, as the same may be amended or supplemented in writing from time to time;

"INTEREST RATE" means 5.15 per cent per annum;

"LENDER" means Nortel Networks Corporation, a Canadian corporation;

"MATURITY DATE" means September 1, 2008;

"NOTES" means the US$1,800,000,000 aggregate principal amount of 4.25% Convertible Senior Notes due 2008 issued by the Lender under the Indenture;

"NOTICE OF CONVERSION" has the meaning specified in Section 6.2;

"PREPAYMENT AND CONVERSION GRID" has the meaning specified in Section 9.1;

"PRINCIPAL AMOUNT" means one billion and eight hundred million United States dollars (US$1,800,000,000);

"REGISTRATION AGREEMENT" means the registration agreement relating to the Notes, the Guarantee and the common shares of the Lender issuable on the conversion of the Notes, dated August 15, 2001, among the Lender, the Borrower and Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the initial purchasers of the Notes, as the same may be amended or supplemented in writing from time to time;

"REGISTRATION DEFAULT" has the meaning specified in the Registration Agreement;

"TERM" means the period commencing on the Closing Date and terminating on the Maturity Date; and

"UNITED STATES DOLLARS", "US$" or "$" means lawful currency of the United
States.

                                    ARTICLE 2
                                    THE LOAN

SECTION 2.1 PRINCIPAL AMOUNT. The Lender agrees to lend to the Borrower and the Borrower agrees to borrow from the Lender the Principal Amount in accordance with this Agreement.

                                    ARTICLE 3
                                    INTEREST

SECTION 3.1 INTEREST. The Borrower agrees to pay to the Lender interest on the outstanding balance of the Principal Amount at a rate equal to the Interest Rate. Interest shall be calculated daily and paid semi-annually in arrears on March 1st and September 1st of each year during the Term (commencing on March 1,
2002) and on the Maturity Date. Interest shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. If the Borrower at any time shall fail to pay the interest or any other amounts owing under this Agreement when due, the Borrower shall pay interest on the amount in default at the Interest Rate, both before and after maturity, as well as before and after judgment (to the extent permitted by law) until payment in full.

SECTION 3.2 ADDITIONAL INTEREST. In the event of a Registration Default, the Borrower agrees to pay to the Lender additional interest (the "ADDITIONAL INTEREST") on the outstanding balance of the Principal Amount at a rate per annum equal to :

       (a) 0.25 percent for the first 90 days during which a Registration Default has occurred and is continuing; and

       (b) 0.50 percent for any additional days during which such Registration Default has occurred and is continuing.

Additional Interest shall be calculated daily, on the basis of a 360-day year comprised of twelve 30-day months, and paid on each Additional Interest Payment Date. Following the cure of a Registration Default, Additional Interest will cease to accrue with respect to such Registration Default. Notwithstanding any other provision of this Section 3.2, the Borrower shall not be required to pay Additional Interest to the Lender in respect of a Registration Default if such Registration Default resulted from the Borrower acting in bad faith or engaging in wilful misconduct in connection with its obligations under the Registration Agreement.

SECTION 3.3 COMPUTATION OF INTEREST. For purposes of the Interest Act (Canada):
(a) when interest under this Agreement is calculated using a rate based on a year of 360 days, such rate when expressed as an annual rate, is equivalent to
(i) the applicable rate based on a year of 360 days, (ii) multiplied by the actual number of days in the calendar year in which the period for which such interest is payable ends, and (iii) divided by 360; (b) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement; and (c) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

                                    ARTICLE 4
                                    REPAYMENT

SECTION 4.1 REPAYMENT. The Principal Amount outstanding and accrued and unpaid interest are due and payable by the Borrower to the Lender on the Maturity Date.

SECTION 4.2 PREPAYMENT. The Borrower may, in its sole and absolute discretion, make prepayments, from time to time and in any amount which is $1,000.00 or an integral multiple thereof, on account of the Principal Amount outstanding provided that the Borrower shall provide two Banking Days notice of the prepayment to the Lender and shall pay to the Lender at such time a prepayment premium calculated in the manner specified in Schedule B hereto (the "PREPAYMENT PREMIUM") and accrued and unpaid interest (including Additional Interest, if any) to the date fixed for prepayment on that portion of the Principal Amount to which prepayment applies. All prepayments will be applied first on account of interest (including Additional Interest, if any), then on account of the Prepayment Premium and then on account of the Principal Amount.

                                    ARTICLE 5
                                  CALL ON LOAN

SECTION 5.1 CHANGE OF CONTROL OR CHANGE IN LAW. In the event of:

       (a)    a Change of Control; or

       (b) a Change in Law such that the Lender becomes or would become obligated to pay Additional Amounts on the next date on which any amount would be payable with respect to the Notes,

the Lender may, upon no less than 15 days notice to the Borrower, require that the Borrower repay, without bonus or penalty, all, or any part which is $1,000.00 or an integral multiple thereof, of the Principal Amount outstanding together with accrued and unpaid interest (including Additional Interest, if any) to the date fixed for repayment on that portion of the Principal Amount to which repayment applies. The Lender agrees that any repayment by the Borrower under this Section
5.1 on account of the Principal Amount outstanding shall be used by the Lender to redeem a substantially similar principal amount of the Notes issued and outstanding.

SECTION 5.2 OTHER. The Lender may, from time to time, make a request to the Borrower for an optional repayment, without bonus or penalty, of all, or any part which is $1,000.00 or an integral multiple thereof, of the Principal Amount outstanding together with accrued and unpaid interest (including Additional Interest, if any) to the date fixed for repayment on that portion of the Principal Amount to which repayment applies. The Borrower may exercise its sole and absolute discretion in determining whether to comply with such request and is under no obligation to make such repayment.

SECTION 5.3 APPLICATION OF REPAYMENT. All repayments made under this Article 5 will be applied first on account of accrued and unpaid interest (including Additional Interest, if any), and then on account of the Principal Amount outstanding.

                                    ARTICLE 6
                                   CONVERSION

SECTION 6.1 RIGHT TO CONVERT. The Lender shall have the right at any time and from time to time, up to the Maturity Date to convert the whole, or any part which is $1,000.00 or an integral multiple thereof, of the Principal Amount outstanding into that whole number of Common Shares determined by dividing such amount by the Conversion Price.

SECTION 6.2 CONVERSION PROCEDURE. Subject to Section 6.1 above, the Lender may convert all or part of the Principal Amount outstanding by delivering to the Borrower a notice of conversion, in writing, specifying that portion of the Principal Amount outstanding that the Lender elects to convert (the "NOTICE OF CONVERSION"). The Borrower shall, within two Banking Days following the receipt of the Notice of Conversion (the "CONVERSION DATE") deliver to the Lender that number of Common Shares determined in the manner set out in Section 6.1 above, provided, however, that: (i) the Borrower shall round-down to the nearest whole number of Common Shares and not issue or make payment or adjustment on account of any fractional Common Shares, and (ii) there shall be no payment or adjustment by the Borrower on account of any interest accrued or accruing (including Additional Interest, if any) from the date of the last preceding interest payment date on the Principal Amount so converted. Subject to the foregoing provisions of this Section 6.2, at the close of business on the Conversion Date: (i) such conversion shall be deemed to have been made, and (ii) the Lender shall be treated for all purposes as having become the holder of record of such Common Shares. The Common Shares issued upon such conversion shall rank only in respect of dividends declared in favour of shareholders of record on or after the Conversion Date.

SECTION 6.3 ADJUSTMENT OF CONVERSION PRICE. The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

       (a) if and whenever at any time prior to the Conversion Date the Borrower shall:

              (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares;

              (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of Common Shares; or

              (iii) issue Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares in lieu of dividends paid in the ordinary course on the Common Shares), the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a stock dividend, as the case may be, shall, in the case of the events referred to in clauses (i) and (iii) above, be decreased in proportion to the number of outstanding Common Shares resulting from such subdivision, redivision or dividend, or shall, in the case of the events referred to in clause (ii) above, be increased in proportion to the number of outstanding Common Shares resulting from such reduction, combination or consolidation;

       (b) in the case of any reclassification of, or other change in, the outstanding Common Shares other than a subdivision, redivision, reduction, combination or consolidation, or in the case of an amalgamation, merger or combination involving the Borrower or the sale of all or substantially all of the assets of the Borrower or the occurrence of such other event that would materially affect the Common Shares, the Conversion Rate shall be adjusted in such manner, if any, and at such time, as the directors of the Borrower (or its successor corporation, if applicable), in their discretion, may determine to be equitable in the circumstances and whose determination shall be conclusive unless the Lender, within 10 days after receiving written notice of such determination objects to such determination, in which event the Borrower (or its successor corporation, if applicable) and the Lender shall make their best good faith efforts to reach a mutually agreeable determination. In the event that agreement cannot be reached by the parties within 30 days after notice of objection as to the adjustment to the Conversion Price which is equitable in the circumstances is delivered, such question shall be submitted to arbitration by a single arbitrator pursuant to the Arbitration Act (Ontario). The determination of the arbitrator shall be final, conclusive and binding and upon the arbitrator's determination being made the Conversion Price shall, without further action on the part of the Borrower (and its successor corporation, if applicable), be conclusively deemed to be adjusted in accordance with such determination. If within 10 days after the end of the 30-day period the parties have not agreed upon the identity of the arbitrator, either party may, on notice to the other, apply to a judge of the Ontario Court of Justice (General Division) to appoint the arbitrator;

       (c) the adjustments provided for in paragraphs (a) and (b) are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distribution, issues or other events resulting in any adjustment under the provisions of this Section 6.3, provided that, notwithstanding any other provision of this Section 6.3, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decreased of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this paragraph (c) are not required to be made and shall be carried forward and taken into account in any subsequent adjustment; and

       (d) immediately upon the occurrence of any event which requires an adjustment in the Conversion Price, the Borrower shall promptly give written notice to the Lender of the particulars of such event and of the required adjustment in the Conversion Price.

                                   ARTICLE 7
                                   COVENANTS

SECTION 7.1 REGISTRATION. Each of the Lender and the Borrower agrees to use its reasonable best efforts:

       (a) to file a shelf registration statement with the United States Securities and Exchange Commission ("SEC") with respect to the resale of the Notes, the Guarantee and the common shares of the Lender issuable upon conversion of the Notes;

       (b) to cause such shelf registration statement to be declared effective by the SEC; and

       (c) to keep the shelf registration statement continuously effective under the United States Securities Act of 1933,

within and for the time periods specified in the Registration Agreement so as to avoid a Registration Default.

                                   ARTICLE 8
                                    DEFAULT

SECTION 8.1 EVENTS OF DEFAULT. If any of the following events shall occur and be continuing, the Lender may, at its option and upon written notice to the Borrower, require the outstanding balance of the Principal Amount together with all accrued and unpaid interest (including Additional Interest, if any) to become immediately due and payable:

       (a) the Borrower fails to make any payment on account of the Principal Amount when due;

       (b) the Borrower fails to make any payment in the amounts and at the times specified in this Agreement, other than a payment described in paragraph (a), and such non-payment continues for a period of 30 days;

       (c) the Borrower fails to perform or observe any material covenant, agreement or other obligation of the Borrower under this Agreement for 90 days after written notice from the Lender requiring the same to be remedied;

       (d) the Borrower becomes bankrupt or subject to the commencement of insolvency proceedings under the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada); or

       (e) the occurrence of an event of default as defined in any evidence of indebtedness for borrowed money of the Borrower exceeding on its face $100,000,000 in principal amount, whether such indebtedness now exists or shall hereafter be created which results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable and such acceleration shall not be rescinded or annulled within 10 days after written notice (i) specifying such default, (ii) requiring the Borrower to cause such acceleration to be rescinded or annulled, and (iii) stating that such notice is a "Notice of Default" thereunder, shall have been given to the Borrower by the Lender or by the trustee under any lien, indenture or instrument governing such indebtedness, by the holder or holders of any such indebtedness or by the agent of any such holder or holders.

                                   ARTICLE 9
                                LENDER'S RECORDS

SECTION 9.1 CONVERSIONS AND PREPAYMENTS. All conversions of the Principal Amount outstanding into Common Shares and all prepayments (including, repayments at the request of the Lender) on account of the Principal Amount outstanding shall be evidenced by a notation in the records to be maintained by the Lender, substantially in the form of Schedule C hereto (the "PREPAYMENT AND CONVERSION GRID"). The failure to make any such notation, however, shall not affect the liability of the Borrower to the Lender.

SECTION 9.2 OUTSTANDING BALANCE. The Borrower acknowledges, confirms and agrees with the Lender that all amounts recorded by the Lender in the Prepayment and Conversion Grid will constitute prima facie evidence of the outstanding balance of the Principal Amount under this Agreement and, in the absence of evidence to the contrary, will be conclusive evidence of any outstanding balance.

SECTION 9.3 PROVISION OF RECORDS. As may be requested by the Borrower from time to time, but no less often than on a quarterly basis, the Lender shall provide a copy of the Prepayment and Conversion Grid to the Borrower.

                                   ARTICLE 10
                               GENERAL PROVISIONS

SECTION 10.1 PAYMENTS. All payments required will be made in United States dollars in immediately available funds at the office of the Lender at the address listed under Section 10.4 or to any other place that the Lender directs.

SECTION 10.2 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall enure to the benefit of and shall be binding upon the Borrower, the Lender and their respective successors and permitted assigns. This Agreement shall not be assignable by either of the parties to the Agreement without the written consent of the other party.

SECTION 10.3 WAIVER. The Lender may in writing waive any breach by the Borrower of any of the provisions contained in this Agreement or any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed under this Agreement; provided that no act or omission by the Lender will be taken in any manner whatsoever to affect any subsequent breach of default or the rights resulting therefrom.

SECTION 10.4 NOTICES. Any request, notice or demand made or give in connection with this Agreement may be given by delivery to the relevant party at its address or facsimile number set forth below, or any other address or facsimile number that a party may direct:

If to the Borrower:   Nortel Networks Limited
                      8200 Dixie Road, Suite 100
                      Brampton, Ontario
                      L6T 5P6

                      Attention:  Assistant Treasurer
                      Facsimile number:  905-863-8563

with a copy to:       Attention:  Corporate Secretary
                      Facsimile number:  905-863-8386

if to the Lender:     Nortel Networks Corporation
                      8200 Dixie Road, Suite 100
                      Brampton, Ontario
                      L6T 5P6

                      Attention: Assistant Treasurer
                      Facsimile number:  905-863-8563

with a copy to:       Attention:  Corporate Secretary
                      Facsimile number:  905-863-8386

Every such notice so given shall be deemed to be received on the date of delivery if served personally, on the date of transmission if transmitted by facsimile, provided in either care that if such day is not a Banking Day then the notice shall be deemed to have been received on the next following Banking Day, or on the fourth Banking Day following the day of mailing, if sent by mail; provided that in the event of an interruption of postal service at any time prior to the deemed receipt of any notice sent by mail, then such notice, unless earlier delivered or actually received, shall be deemed to be received on the fourth Banking Day following the date of resumption of normal postal service.

SECTION 10.5 FURTHER ASSURANCES. The Borrower agrees that it will, from time to time, at the request of the Lender, execute and deliver or obtain and deliver any agreements, instruments and documents and take all further action as may be reasonably required by the Lender to accomplish the purposes of this Agreement.

SECTION 10.6 HEADINGS. The headings of this Agreement are included for convenience of reference only and do not constitute a part of this Agreement for any other purpose.

SECTION 10.7 GOVERNING LAW. This Agreement and all other documents and instruments referred to will be construed in accordance with and governed by the laws of the Province of Ontario and the Courts of that Province will have jurisdiction over all disputes that may arise under it.

SECTION 10.8 SEVERABILITY. Any provision of this Agreement which is or becomes prohibited or unenforceable in any jurisdiction, does not invalidate, affect or impair the remaining provisions thereof and any such prohibition or unenforceability in any jurisdiction does not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.9 JUDGMENT CURRENCY.

       (a) If, for the purposes of obtaining a judgment in any court, it is necessary to convert a sum due to the Lender in any currency (the "ORIGINAL CURRENCY") into another currency (the "OTHER CURRENCY"), the parties agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, such Lender could purchase the Original Currency with the Other Currency on the Banking Day preceding the day on which final judgment is given or, if permitted by applicable law, on the day on which the judgment is paid or satisfied.

       (b) The obligations of the Borrower in respect of any sum due in the Original Currency from it to any Lender under this Agreement shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Banking Day following receipt by the Lender of any sum adjudged to be so due in the Other Currency, the Lender may, in accordance with normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Lender in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding the judgment, to indemnify the Lender, against any loss, and, if the amount of the Original Currency so purchased exceeds the sum originally due to the Lender in the Original Currency, the Lender shall remit such excess to the Borrower.

IN WITNESS WHEREOF THIS AGREEMENT HAS BEEN EXECUTED AS OF THE 15TH DAY OF AUGUST, 2001.

                                 NORTEL NETWORKS LIMITED


                                 Per: "Frank A. Dunn"
                                      --------------------------------------
                                      Frank A. Dunn
                                      Chief Financial Officer



                                 Per: "John M. Doolittle"
                                      --------------------------------------
                                      John M. Doolittle
                                      Assistant Treasurer


                                 NORTEL NETWORKS CORPORATION


                                 Per: "Frank A. Dunn"
                                      --------------------------------------
                                      Frank A. Dunn
                                      Chief Financial Officer



                                 Per: "John M. Doolittle"
                                      --------------------------------------
                                      John M. Doolittle
                                      Assistant Treasurer

                                                                      SCHEDULE A

                         CALCULATION OF CONVERSION PRICE

The Conversion Price is a fixed amount (subject only to adjustment in accordance with Section 6.3) calculated as the product of the following:

       (a) the price per common share at which holders may convert their Notes into Common Shares of the Lender under the Indenture (without any adjustments);

       (b) a fraction of which the numerator is the total number of common shares of the Lender outstanding on July 31, 2001 and the denominator is the total number of Common Shares outstanding on the same date; and

       (c) a fraction of which the numerator is the total revenues of the Borrower for the six-month period ending June 30, 2001 and the denominator is the total revenues of the Lender for the same period.

                                                                      SCHEDULE B

                               PREPAYMENT PREMIUM

The following sets out the prepayment premium (expressed as a percentage of the principal amount) for an amount prepaid during the period indicated:

                                                                      Prepayment
Period                                                                 Premium
------                                                                 -------
Beginning on August 15, 2001 and ending on August 31, 2005              2.125%

Beginning on September 1, 2005 and ending on August 31, 2006           1.417%

Beginning on September 1, 2006 and ending on August 31, 2007           0.708%

Beginning on September 1, 2007 and thereafter                            nil

                                                                      SCHEDULE C


                    PREPAYMENTS AND CONVERSIONS OF PRINCIPAL

                   Principal Amount       Principal Amount    Outstanding Balance          Notation
Date                  Converted              Prepaid          of Principal Amount          Made By
----               ----------------       ----------------    --------------------         --------

                        AMENDMENT NO. 1 TO LOAN AGREEMENT

       AMENDMENT NO. 1 TO LOAN AGREEMENT (this "AMENDMENT") dated as of September 30, 2001 among NORTEL NETWORKS CORPORATION, as Lender and NORTEL NETWORKS LIMITED, as Borrower

                              W I T N E S S E T H:

       WHEREAS Nortel Networks Corporation borrowed US$1.8 billion pursuant to the terms and conditions of certain convertible senior notes issued by Nortel Networks Corporation on August 15, 2001 for the purpose of earning income from Nortel Networks Corporation's business or property and has used, continues to use and will continue to use, including in the circumstances contemplated by and as recited in this Amendment, such borrowing for the purpose of earning income from Nortel Networks Corporation's business or property;

       AND WHEREAS, in connection with such borrowing, Nortel Networks Corporation and Nortel Networks Limited have entered into a Loan Agreement dated as of August 15, 2001 (the "Agreement") whereby Nortel Networks Limited has used, continues to use and will continue to use the amount borrowed from Nortel Networks Corporation for the purpose of earning income from Nortel Networks Limited's business or property;

       AND WHEREAS the conversion by Nortel Networks Corporation of its loan to Nortel Networks Limited into common shares of Nortel Networks Limited, as contemplated in the Agreement and this Amendment, is not intended by Nortel Networks Corporation and Nortel Networks Limited directly or indirectly in any way to derogate from or otherwise change or compromise Nortel Networks Corporation's income earning purpose or income earning use of the amount borrowed by Nortel Networks Corporation and loaned by Nortel Networks Corporation to Nortel Networks Limited, and upon and by any such conversion of the loan into common shares, or as contemplated in this Amendment conversion into 1 common share, of Nortel Networks Limited as provided for under the Agreement and this Amendment, it was and is Nortel Networks Corporation's continuing intention to maintain and enhance its ability to earn income from its business or property including in particular Nortel Networks Corporation's investment in Nortel Networks Limited;

       AND WHEREAS, Nortel Networks Corporation and Nortel Networks Limited desire to amend Sections 6.1 and 10.4 of the Agreement, as more fully set forth below;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended by this Amendment.

       SECTION 2. Amendment of Section 6.1 of the Agreement. Section 6.1 of the Agreement is hereby amended to read as follows:

       "SECTION 6.1 RIGHT TO CONVERT.

       The Lender shall have the right at any time and from time to time, up to the Maturity Date to convert the whole, or any part which is $1,000 or an integral multiple thereof, of the Principal Amount outstanding into that whole number of Common Shares determined by dividing such amount by the Conversion Price; provided that in the event that the whole Principal Amount outstanding at any time is to be converted into Common Shares and at such time the Lender beneficially owns all the outstanding Common Shares, such amount shall be converted into one (1) Common Share only.

       Notwithstanding any other provision of this Agreement, including in particular this Section 6.1 as it otherwise applies, should it be determined by any relevant taxing authority subsequently to the conversion of the Principal Amount into Common Shares that an insufficient number of Common Shares were issued by Borrower upon such conversion to be consistent with and satisfy the income earning purposes and uses of and by Lender and Borrower, Borrower shall issue and Lender shall cause Borrower to issue such additional Common Shares as shall be sufficient to be consistent with and to satisfy the income earning purposes and uses of and by Lender and Borrower."


       SECTION 3. Amendment of Section 10.4 of the Agreement. Section 10.4 of the Agreement is hereby amended to read as follows:

       "SECTION 10.4 NOTICES.

       Any request, notice or demand made or given in connection with this Agreement may be given by delivery to the relevant party at its address or facsimile number set forth below, or any other address or facsimile number that a party may direct:

       If to the Borrower:       Nortel Networks Limited
                                 8200 Dixie Road, Suite 100
                                 Brampton, Ontario
                                 L6T 5P6

                                 Attention:  Assistant Treasurer
                                 Facsimile number: 905-863-8563

       with a copy to:           Attention:  Corporate Secretary
                                 Facsimile number: 905-863-8386

       If to the Lender:         Nortel Networks Corporation
                                 8200 Dixie Road, Suite 100

                                 Brampton, Ontario
                                 L6T 5P6

                                 Attention:  Assistant Treasurer
                                 Facsimile number: 905-863-8563

       with a copy to:           Attention:  Corporate Secretary
                                 Facsimile number: 905-863-8386

       Every such notice so given shall be deemed to be received on the date of delivery if served personally and on the date of transmission if transmitted by facsimile, regardless of whether such date is a Banking Date."

       SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario.

       SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



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                                       3

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Loan Agreement to be duly executed as of the date first above written.

                                 NORTEL NETWORKS CORPORATION,
                                   as Lender


                                 By: "Katharine B. Stevenson"
                                     -------------------------------------------
                                     Katharine B. Stevenson
                                     Treasurer

                                 By: "John M. Doolittle"
                                     -------------------------------------------
                                     John M. Doolittle
                                     Assistant Treasurer


                                 NORTEL NETWORKS LIMITED,
                                   as Borrower



                                 By: "Katharine B. Stevenson"
                                     -------------------------------------------
                                     Katharine B. Stevenson
                                     Treasurer

                                 By: "John M. Doolittle"
                                     -------------------------------------------
                                     John M. Doolittle
                                     Assistant Treasurer